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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Commission File Number: 000-24779



                            V-TWIN ACQUISITIONS, INC.
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             (Exact name of Registrant as specified in its charter)

          District of Columbia                         52-2110338
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     (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)                Identification No.)

          1707 H St. N.W. #200
             Washington, DC                               20006

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 (Address of principal executive offices)              (Zip Code)


(703) 437-9886
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(Issuer's telephone number)

Check whether the Issuer (1) filed all report required to be file by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

(1)    x    YES                   NO
    -------               -------
(2)    x    YES                   NO
    -------               -------


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ITEM 5.  OTHER EVENTS

V-Twin Acquisitions, Inc. and two of its four Board of Directors members, Ted L. Schwartzbeck and Jay Pignatello, have agreed to provide within the corporate record book of V-Twin Acquisitions, Inc. two certificates of recusal with respect to both of the aforementioned Directors. These certificates of recusal are to be placed in the corporate minute book of V-Twin by the Directors for the express purpose of eliminating any factual issue which may have existed as to any common control between and amongst Century Industries, Inc. and V-Twin Acquisitions, Inc.

Appurtenant to matters concerning the certificates of recusal, Messrs. Schwartzbeck and Pignatello have also executed affidavits reflecting the factual circumstances surrounding the lack of any common control between and amongst Century Industries, Inc. and V-Twin Acquisitions, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        V-Twin Acquisitions, Inc.

April 5, 1999                           /s/ Ted L. Schwartzbeck
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                                        Ted L. Schwartzbeck
                                        President



                                        /s/ A. Jay Pignatello
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                                        A. Jay Pignatello
                                        Secretary


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